HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated December 20, 2007
to the Prospectus of The Oakmark Funds dated January 28, 2007

OPENING OF THE OAKMARK INTERNATIONAL FUND AND THE OAKMARK INTERNATIONAL SMALL CAP FUND TO ALL SHAREHOLDER PURCHASES

Effective upon the start of business on January 2, 2008, the following portions of page 36 of the prospectus entitled "ELIGIBILITY TO BUY SHARES – Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund." are amended to read as follows:

•  Subtitle: "Eligibility to Buy Shares – Equity and Income Fund and Global Fund";

•  First sentence: "Equity and Income Fund and Global Fund closed to new purchases through most financial services companies ("Intermediaries") on May 7, 2004 and December 15, 2003, respectively.";

•  First bullet point: "You purchase shares directly from The Oakmark Funds;" and

•  Final sentence: "If you have any questions about your eligibility to purchase shares of Equity and Income Fund or Global Fund, please call an investor services representative at 1-800-OAKMARK."

Additionally, the footnotes on pages 21 and 25 are deleted.

SUPDEC07